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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Registration Statement of barnesandnoble.com inc. on Form S-4 of our report with respect to Fatbrain.com, Inc., dated March 7, 2000, appearing in the Proxy Statement which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement.

                                          /s/ Deloitte & Touche LLP
                                          --------------------------------------
                                          Deloitte & Touche LLP

San Jose, California
October 13, 2000